UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 31, 2011

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Credit Facility

On March 31, 2011, Patrick Industries, Inc., an Indiana Corporation (the “Company” or “Patrick”), entered into a credit agreement (the “2011 Credit Agreement”) with Wells Fargo Capital Finance, LLC (“WFCF”) as the lender and agent, to establish a four-year $50.0 million revolving secured senior credit facility (the “2011 Credit Facility”).

The 2011 Credit Agreement replaces the Company’s credit agreement, dated May 18, 2007, as amended among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”) which was scheduled to mature on May 31, 2011.

A copy of the 2011 Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The 2011 Credit Agreement is secured by a pledge of substantially all of the assets of the Company pursuant to a Security Agreement, dated March 31, 2011, between the Company and WFCF, as agent.  A copy of the Security Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.  The 2011 Credit Facility, together with the additional financing described below, will allow the Company to refinance its existing credit facility and finance ongoing working capital needs and general corporate purposes.  The 2011 Credit Agreement includes certain definitions, terms and reporting requirements and includes the following provisions:

•	The maturity date for the 2011 Credit Facility is March 31, 2015;

•	Borrowings under the revolving line of credit (the “Revolver”) are subject to a borrowing base, up to a maximum borrowing limit of $50.0 million;

•
The interest rates for borrowings under the Revolver are the Base Rate plus the Applicable Margin or the London Interbank Offer Rate (“LIBOR”) plus the Applicable Margin, with a fee payable by the Company on unused but committed portions of the Revolver;

•	The financial covenants include a minimum fixed charge coverage ratio, minimum excess availability under the Revolver, and annual capital expenditure limitations;

•	The Company’s existing standby letters of credit as of March 31, 2011 will remain outstanding under the terms of the 2011 Credit Agreement;

•	Customary prepayment provisions which require the prepayment of outstanding amounts under the Revolver based on predefined conditions;

•	Customary representations, warranties and covenants; and

•	Customary events of default.

In conjunction with the establishment of the 2011 Credit Facility, the Company terminated and paid off its two interest rate swap agreements on March 25, 2011.  The swap agreements were entered into with JPMorgan Chase Bank, N.A. in March 2005 and July 2007 and had a total fair value in the amount of $1.1 million on the termination date.  In addition, the remaining unamortized loss on the swaps, included in accumulated other comprehensive loss, is expected to be charged to interest expense in 2011.

Secured Senior Subordinated Note

In connection with the refinancing of its existing credit facility, the Company entered into a Secured Senior Subordinated Note and Warrant Purchase Agreement, dated March 31, 2011, with Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership (“TCOMF2”), and Northcreek Mezzanine Fund I, L.P., a Delaware limited partnership (“Northcreek”) as Buyers and with Northcreek as Collateral Agent (the “Purchase Agreement”).  The Purchase Agreement provides for the issuance of $5.0 million of secured senior subordinated debt, with a note for $2.5 million issued to each of TCOMF2 and Northcreek (the “Notes”).  The Notes are secured by a pledge of substantially all of the assets of the Company, pursuant to a Security Agreement, dated March 31, 2011, between the Company and Northcreek as Collateral Agent.  The Notes are subject to a Subordination Agreement among TCOMF2, Northcreek and WFCF.  The Notes bear interest at a rate equal to 10% per annum until March 31, 2013 and 13% thereafter.  The Notes mature on March 31, 2016.  The representations, warranties, covenants and events of default under the Note Purchase Agreement are consistent with those applicable under the Credit Agreement.

The Company may prepay all or any portion of the Notes at any time; provided, however, that any prepayment occurring prior to March 31, 2012, will be at 105% of the principal amount, any prepayment occurring thereafter but prior to March 31, 2013 shall be at 104% of the principal amount, and any prepayment occurring thereafter but prior to March 31, 2014 shall be at 103% of the principal amount.  Any prepayment occurring thereafter will be at 100% of the principal amount of the Note being prepaid.  Notwithstanding the foregoing, the Company may prepay up to 10% of the original principal amount of the Notes at a price of 101% in each of the first three years of the term.  Any amounts not paid when due shall bear interest at a rate which is 2.0% per annum in excess of the rate of interest otherwise payable on the Notes.  A copy of the Purchase Agreement (including a form of the Notes), the Security Agreement, and the Subordination Agreement are attached hereto as Exhibits 10.3, 10.4 and 10.5 and incorporated herein by reference.

As partial consideration for the Notes, on March 31, 2011, the Company issued warrants to purchase 125,000 shares of the Company’s common stock to each of TCOMF2 and Northcreek at an exercise price of $0.01 per share (the ‘‘2011 Warrants”), pursuant to a Warrant Agreement, dated March 31, 2011 (the “Warrant Agreement”).  The 2011 Warrants are immediately exercisable, subject to anti-dilution provisions and expire on March 31, 2016.  A copy of each of the 2011 Warrants and the Warrant Agreement are attached hereto as Exhibits 10.6, 10.7 and 10.8 and incorporated herein by reference.

On March 31, 2011, the Company entered into Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with Northcreek and TCOMF2.  The Registration Rights Agreement provides that the Company shall file a registration statement on Form S-3 registering the shares of common stock that may be issued upon the exercise of the 2011 Warrants and provides Northcreek and TCOMF2 and their affiliates certain demand registration rights and piggy-back registration rights in the event the Company files a registration statement with the Securities and Exchange Commission, subject to certain exceptions.  A copy of Amendment No. 1 is attached hereto as Exhibit 10.9 and incorporated herein by reference.

The foregoing descriptions of the 2011 Credit Agreement, the Security Agreement with WFCF, the Note and Purchase Agreement, the Security Agreement with Northcreek, the Subordination Agreement, the 2011 Warrants, the Warrant Agreement, and Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement are qualified in their entirety by the actual agreements, which are attached to this Form 8-K as Exhibits 10.1 through 10.9 and incorporated by reference into this Report.

On March 31, 2011, the Company issued a press release announcing the establishment of the 2011 Credit Facility related to the foregoing matters. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03               Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference into this Section 2.03 of this Report.

Item 3.02               Unregistered Sale of Equity Securities

The information regarding the Warrants set forth under Item 1.01 above is incorporated herein by reference into this Section 3.02 of this Report.

Item 3.03               Material Modification to Right of Securityholders.

The information set forth in Item 1.01 above with respect to Amendment No. 1 to the Amended and Restated Registration Rights Agreement, dated March 21, 2006, is incorporated herein by reference into this Section 3.03 of this Report.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1 - Credit Agreement, dated as of March 31, 2011, between Patrick Industries, Inc., the lenders party thereto and Wells Fargo Capital Finance, LLC, as the Agent.

Exhibit 10.2 - Security Agreement, dated as of March 31, 2011, between Patrick Industries, Inc. and Wells Fargo Capital Finance, LLC, as the Agent.

Exhibit 10.3 - $5,000,000 Secured Senior Subordinated Note and Warrant Purchase Agreement, dated as of March 31, 2011, between Patrick Industries, Inc. and Tontine Capital Overseas Master Fund II, L.P. and Northcreek Mezzanine Fund I, L.P., including form of Subordinated Note.

Exhibit 10.4 - Security Agreement, dated as of March 31, 2011, between Patrick Industries, Inc. and Northcreek Mezzanine Fund I, L.P., as Collateral Agent.

Exhibit 10.5 - Subordination and Intercreditor Agreement, dated as of March 31, 2011, among Wells Fargo Capital Finance, LLC, and Patrick Industries, Inc., Tontine Capital Overseas Master Fund II, L.P., and Northcreek Mezzanine Fund I, L.P. (on its behalf and as Collateral Agent).

Exhibit 10.6 - 2011 Warrant to purchase 125,000 shares of common stock of Patrick Industries, Inc. issued to Tontine Capital Overseas Master Fund II, L.P. on March 31, 2011.

Exhibit 10.7 - 2011 Warrant to purchase 125,000 shares of common stock of Patrick Industries, Inc. issued to Northcreek Mezzanine Fund I, L.P. on March 31, 2011.

Exhibit 10.8 – Warrant Agreement, dated as of March 31, 2011, among Patrick Industries, Inc. and Tontine Capital Overseas Master Fund II, L.P. and Northcreek Mezzanine Fund I, L.P.

Exhibit 10.9 - Amendment No. 1 to the Second Amended and Restated Registration Rights Agreement, dated as of March 31, 2011.

Exhibit 99.1 - Press Release issued March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

DATE: April 5, 2011	BY:	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance and Chief Financial Officer